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                                                                    EXHIBIT 10.7

                                 PROMISSORY NOTE

$1,334,612.25                                                         May 1,1996
                                                           San Diego, California

         FOR VALUE RECEIVED, Navation Inc. ("Maker") hereby promises to pay to NextWave Telecom Inc., a Delaware corporation ("Holder") One Million Three Hundred Thirty-Four Thousand Six Hundred Twelve and 25/100 Dollars ($1,334,612.25) together with interest on the unpaid principal at a rate equal to six percent (6%) per annum. Interest shall be calculated based on a 360 day year, actual days elapsed. The entire principal balance together with all accrued interest shall be due and payable in full on the one (1) year anniversary of the earlier of (i) the date the Company prepays less than all of the Convertible Senior Subordinated Notes issued to certain purchasers pursuant to the terms of that certain Securities Purchase Agreement or (ii) October 5, 1996. This Promissory Note may be prepaid at any time and from time to time, in whole or in part, without penalty or notice. Maker acknowledges that this is a full recourse Promissory Note as against it and all its assets.

         This Promissory Note is being delivered pursuant to the terms of that certain Subscription Agreement dated May 1, 1996 (the "Agreement"), which Agreement is incorporated in whole by this reference, pursuant to which Maker purchased shares of Holder's Series A Common Stock (the "Shares"). Payment for certain of the Shares (the "Restricted Shares") is being made by delivery of a check for the par value of the such Shares and this Promissory Note to Holder. The Restricted Shares are subject to a right of repurchase by Holder on the terms set forth in the Agreement.

         This Promissory Note is issued in connection with, and is governed by the terms, conditions and provisions of, and Maker's obligations under this Promissory Note are secured pursuant to, that certain Pledge Agreement (the "Pledge Agreement") between Maker and Holder entered into concurrently herewith. Reference to the Pledge Agreement is made for a more complete statement of the rights, remedies, duties, benefits and obligations of Maker and Holder, including without limitation, events of default on this Promissory Note and acceleration of the indebtedness evidenced hereby. Holder is entitled to all the benefits of the Pledge Agreement and the Pledge Agreement is incorporated in this Promissory Note in its entirety by this reference.

         Upon the occurrence of a Default hereunder (as defined below), Holder may, at its option and with written notice to Maker of acceleration, declare immediately due and payable the entire unpaid principal balance of this Promissory Note, together with all accrued interest thereon, plus any other amounts payable at the time of such declaration pursuant to this Promissory Note. For purposes of this Promissory Note, Maker shall be in "Default" if
Maker: (i) fails to pay when due any payment of principal or interest due under this Note; (ii) admits in writing its inability to pay its debts as they become due, or makes a general assignment for the benefit of creditors or files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law, or any other law or laws for relief of, or relating to, debtors; or (iii) an involuntary petition is filed against Maker under any bankruptcy, reorganization, insolvency or moratorium law, or any other law or laws for relief of, or relating to, debtors unless such petition shall be dismissed or vacated within thirty (30) days of the date thereof.
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         No extension of time for the payment of this Promissory Note, or any installment hereof, made by agreement by the Holder hereof with the Maker shall affect the original liability under the terms of this Promissory Note by Maker. The acceptance by Holder of any payment hereunder which is less than the payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to accelerate at that time or any subsequent time or nullify any prior acceleration without the express consent of Holder except as and to the extent otherwise provided by law. No delay on the part of the Holder in exercising any rights hereunder shall operate as a waiver of the rights of the Holder. No covenant, provision or Default hereunder may be waived except by a written instrument signed by the waiving party, and no such waiver shall extend to or impair any obligation not expressly waived.

         If Holder should institute collection efforts of any nature whatsoever to attempt to collect any and all amounts due hereunder upon the default of Maker, Maker shall be liable to pay to Holder immediately and without demand all reasonable costs and expenses of collection incurred by Holder, including without limitation, reasonable attorneys' fees, whether or not suit or other action or proceeding be instituted.

         The provisions of this Promissory Note are intended by Maker to be severable and divisable and the invalidity or unenforceability of a provision or term hereof shall not invalidate or render unenforeceable the remainder of this Promissory Note or any part thereof.

         This Promissory Note shall be governed and construed in accordance with the laws of the State of California without regard to principles of conflict of laws.


         IN WITNESS WHEREOF, this Promissory Note is executed on the date first above written in San Diego, California.

                                                 Navation Inc.


                                                 By: /s/ Allen Salmasi
                                                    ----------------------------

                                                 Title: CEO
                                                       -------------------------



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                             STOCK PLEDGE AGREEMENT


         This STOCK PLEDGE AGREEMENT is made and effective as of May 1, 1996, by and among Navation Inc. ("Pledgor") and NextWave Telecom Inc. ("Secured Party") with respect to the following facts:

         A. Contemporaneously with the execution of this Stock Pledge Agreement, Pledgor is delivering a Promissory Note of even date herewith to Secured Party in the principal amount of $1,334,612.25 (the "Note") to evidence certain obligations and liabilities of Pledgor to Secured Party pursuant to that certain Subscription Agreement by and among Pledgor and Secured Party dated effective as of May 1, 1996 (the "Subscription Agreement"), as amended;

         B. Pledgor desires to secure its obligations under the Note by granting Secured Party a first priority security interest in 5,340,585 shares of Series A Common Stock of Secured Party owned by Pledgor (the "Shares").

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants described herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Pledgor and Secured Party, it is agreed as follows:

         1. Pledge. Pledgor hereby delivers, pledges and grants a first priority security interest to Secured Party in the Shares and in all rights or other distributions issued as an addition to, in substitution or in exchange for, or on account of, any Shares (collectively the "Rights"), and all proceeds of the foregoing, now or hereafter acquired by Pledgor. The original certificates evidencing the foregoing described items are hereby delivered to Secured Party endorsed in blank, with signatures properly guaranteed. The Shares and the Rights which come into the possession of Secured Party, and the proceeds of each of the foregoing, are hereinafter collectively referred to as the "Collateral."

         2. Obligations Secured. The security interest granted pursuant to this Stock Pledge Agreement is given as security for the full and timely payment, performance and satisfaction of any and all of Pledgor's presently existing or hereafter arising obligations and liabilities owing to Secured Party whether existing by reason of the Note, this Stock Pledge Agreement and/or the Agreement, including all interest on the Note and extensions, modifications and renewals thereof. All such obligations and liabilities of Pledgor are hereafter collectively referred to as the "Obligations." The Obligations shall include, without limitation, any and all amounts expended by Secured Party in accordance with the terms of this Stock Pledge Agreement, including reasonable out-of-pocket costs of investigation and reasonable attorneys' fees and costs.

         3.  Transfer and Duties.

             (a) Pledgor hereby appoints Secured Party as its attorney-in-fact to arrange, at any time during the existence of, or after the occurrence of, a Default (as hereinafter defined), for the transfer of the Collateral on the books of Company to the name of Secured Party or to the name of Secured Party's nominee.


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             (b) Secured Party shall have no duty with respect to the Collateral other than the duty to use reasonable care in its possession. Without limiting the generality of the foregoing, Secured Party shall be under no obligation to take any steps necessary to preserve rights in the Collateral against any other parties, to sell same if it threatens to decline in value, or to exercise any rights represented thereby; provided, however, that Secured Party may, at its option, do so, and any and all expenses incurred in connection therewith shall be for the sole account of Pledgor.

             (c) Pledgor represents to Secured Party that Pledgor has made its own arrangements for keeping informed of changes or potential changes affecting the Collateral (including, but not limited to, rights to convert, rights to subscribe, payment of dividends, reorganization or other exchanges, tender offers and voting rights) and Pledgor agrees that Secured Party shall have no responsibility or liability for informing Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto.

         4. Subsequent Receipts by Pledgor. In the event Pledgor shall become entitled to receive, or shall receive, in connection with any of the Collateral,
(i) any stock certificate, including any certificate representing a stock dividend or any certificate in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split or spin-off, (ii) any option, warrant or right, whether as an addition to or in substitution of any of the Collateral, or otherwise, (iii) any dividend or distribution payable in property, including securities issued as a dividend on the Collateral, or (iv) any other distributions of any kind whatsoever, Pledgor shall accept same as encumbered by the security interest created hereby, and shall deliver same forthwith to Secured Party in the exact form received, including as appropriate, Pledgor's endorsement of appropriate stock powers duly executed in blank, to be held as a part of the Collateral, subject to the terms hereof, or, in the case of a cash dividend payable with respect to the Shares, to be applied as a payment of principal due under the Note; provided, however, that for so long as no Default (as defined in Paragraph 7 below) is in existence and there is no condition or event in existence which, with notice or lapse of time, or both, would become a Default, Pledgor shall have sole voting rights with respect to the Collateral.

         5. Representations by Pledgor. Pledgor warrants and represents to Secured Party that (a) Pledgor has power and authority to enter into this Stock Pledge Agreement and to pledge the Shares for the purposes described herein, (b) Pledgor is the legal record and beneficial owner of all of the Shares, (c) all of the Shares are owned by Pledgor free of any pledge, mortgage, lien or security interest of any kind, except as created hereby or other junior liens consented to in writing by Secured Party, (d) the execution and delivery by Pledgor of this Stock Pledge Agreement, and the performance of its terms, will not result in any violation or default under the terms of any agreement or instrument, or any law or governmental rule or regulation applicable to Pledgor or the Shares, including, without limitation, securities registration, securities disclosure or similar laws, and (e) upon execution and delivery by Pledgor of this Stock Pledge Agreement and upon delivery of the Shares to Secured Party, this Stock Pledge Agreement shall create a valid and perfected first priority security interest in the Shares and the proceeds thereof, subject to no prior or subordinate security interest.

         6. Covenants by Pledgor. Pledgor hereby covenants that, until such time as the Obligations have been fully paid, performed and satisfied: (a) Pledgor will not sell, convey or




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otherwise dispose of any of the Collateral or any interest therein, or create, incur or permit to exist any pledge, mortgage, lien, charge, encumbrance or any security interest whatsoever in or with respect to any of the Collateral, or the proceeds thereof, other than the security interest created hereby and junior liens consented to in writing by Secured Party; (b) Pledgor will defend Secured Party's right, title and security interest in and to the Collateral against the claims of any person or entity; and (c) Pledgor shall promptly execute, acknowledge and deliver all such instruments and take all such actions as Secured Party from time to time may reasonably request in order to ensure to Secured Party the benefits of the lien in and to the Shares intended to be created by this Stock Pledge Agreement.

         7. Default. As used herein, the term "Default" shall mean the occurrence of any one or more of the following events or conditions: (a) the failure of full and timely payment, or full and timely performance and satisfaction, whether by acceleration or otherwise, of any of the Obligations in accordance with their terms; or (b) the occurrence of an event of default specified in any of the Obligations.

         8.  Secured Party's Rights Upon Default.

             (a) Upon the occurrence or existence of a Default, Secured Party shall have, in addition to any other rights given by law or the rights hereunder or in the Note, all of the rights and remedies with respect to the Collateral of a secured party under the California Uniform Commercial Code. Secured Party's rights shall include, without limitation, the right to proceed immediately to have any or all of the Collateral registered in Secured Party's name or in the name of a nominee, to exercise all voting rights with respect to the Collateral and all other corporate rights, privileges or options pertaining thereto as if Secured Party were the absolute owner thereof, and to receive any, and to continue to apply, all cash dividends against the Obligations. In addition, with respect to the Collateral, or any part thereof, which shall then be or shall thereafter come into the possession or custody of Secured Party, Secured Party may sell or cause the same to be sold at any broker's board or at public or private sale, in one or more sales or lots, at such price as Secured Party may deem best, and for cash or on credit or for future delivery, without assumption of any credit risk, and the purchaser of any or all of the Collateral so sold shall thereafter hold the same absolutely, free from any claim, encumbrance or right of any kind whatsoever. Unless the Collateral threatens to decline speedily in value or becomes of a type sold on a recognized market, Secured Party will give Pledgor reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or other intended disposition is to be made. Any sale of the Collateral conducted in conformity with reasonable commercial practices of banks, insurance companies or other financial institutions disposing of property similar to the Collateral, whether conducted solely by Secured Party or in concert with other creditors of Pledgor, shall be deemed to be commercially reasonable. Any requirements of reasonable notice shall be met if such notice is mailed to Pledgor, at the address provided by Pledgor to Secured Party, at least ten (10) days before the time of the sale or disposition. Any other requirement of notice, demand or advertisement for sale, is, to the extent permitted by law, hereby waived by Pledgor. Secured Party may, in its own name, or in the name of a designee or nominee, buy at any public sale of the Collateral. Pledgor will pay to Secured Party all expenses (including court costs and reasonable attorneys' fees and expenses) of, or incident to, the enforcement of any of the provisions hereof. In connection with any sale of Collateral by Secured Party, Secured Party shall have the right to execute any document or form, in its name or




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the name of Pledgor, which may be necessary or desirable in connection with such sale. Upon the occurrence or existence of any Event of Default and all times thereafter, Secured Party shall be entitled to receive and retain for its own account any and all dividends at any time declared upon any of the Collateral.

             (b) In view of the fact that federal and state securities laws may impose certain restrictions on the method by which a sale of the Collateral may be effected after an Event of Default and prohibit or prevent the advertising for sale of all or any part of the Collateral as required by the California Uniform Commercial Code, Pledgor agrees that upon the occurrence or existence of a Default, Secured Party may, from time to time, attempt to sell all or any part of the Collateral by one or more private placements or sales restricting the bidder and prospective purchasers to those who will represent and agree that they are purchasing for investment only and not for distribution or resale. In so doing, Secured Party may solicit offers to buy the Collateral, or any part of it for cash, from a limited number of investors deemed by Secured Party, in its reasonable judgment, to be respectable parties who might be interested in purchasing the Collateral, and if Secured Party solicits such offers from not less than four (4) such investors, then the acceptance by Secured Party of the highest offer obtained therefrom shall be deemed to be a commercially reasonable method of disposition of such Collateral.

         (c) Notwithstanding anything contained in this Section 8 to the contrary, Secured Party's rights under this Section 8 are limited to the extent the exercise of such rights would cause Secured Party to violate Section 310(b) of the Communications Act of 1934, as amended, and rules or regulations promulgated thereunder by the Federal Communications Commission.

         9. Application of Proceeds. The proceeds of any disposition of all or any part of the Collateral, as provided in Paragraph 8 above, shall be applied as follows: (i) first, to the costs and expenses incurred in connection therewith or incidental thereto, including reasonable attorneys' fees and legal expenses; (ii) second, to the satisfaction of the Obligations; (iii) third, to the payment of any other amounts required by applicable law; (iv) fourth, to satisfy any amounts owing which are secured by junior liens consented to in writing by Secured Party; and (v) fifth, to Pledgor to the extent of any surplus remaining.

         10. Consent. Pledgor hereby consents that, from time to time, before or after the occurrence or existence of a Default, with or without notice to or assent from Pledgor, any other security at any time held by or available to Secured Party for any of the Obligations or any other security at any time held by or available to Secured Party of any other person, firm or corporation secondarily or otherwise liable for any of the Obligations, may be exchanged, surrendered or released and any of the Obligations may be changed, altered, renewed, continued, surrendered, compromised, waived or released, in whole or in part, as Secured Party may see fit, and Pledgor shall remain bound under this Stock Pledge Agreement notwithstanding any such exchange, surrender, release, alteration, renewal, extension, continuance, compromise, waiver or inaction, or extension of further credit.

         11. Termination of Security Interest. Upon full payment and performance of all of the Obligations by Pledgor and upon payment of all additional costs and expenses provided herein, this Stock Pledge Agreement shall terminate and Secured Party shall deliver to Pledgor, at Pledgor's




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expense, such of the Pledged Stock as shall not have been sold, or otherwise disposed of pursuant to this Stock Pledge Agreement.

         12. Cumulative Remedies and Binding Effect. The rights and remedies provided herein are cumulative and are in addition to, and not exclusive of, any rights or remedies provided in other instruments and agreements between Secured Party and Pledgor, or as provided by law, including without limitation, the rights and remedies of a secured party under the California Commercial Code. This Stock Pledge Agreement is binding upon and shall inure to the benefit of the parties hereto, and their successors and assigns.

         13. Governing Law. This Stock Pledge Agreement has been accepted and is performable within San Diego County, California. This Stock Pledge Agreement shall be governed and construed in accordance with the internal laws of the State of California (determined without regard to the principles of conflicts of law).

         14. Assignment. This Stock Pledge Agreement and the security interest created hereby shall be transferable and assignable by the Secured Party, in whole or in part, at such times and upon such terms as it deems advisable and, upon any such transfer or assignment, the transferee or assignee shall succeed to all rights and powers of the Secured Party hereunder to the extent of any such transfer or assignment.

         15. Miscellaneous. This Stock Pledge Agreement supersedes any and all other agreements, either oral or in writing, among the parties hereto with respect to the transaction described herein and contains all of the covenants and agreements among the parties with respect to such matter. No term or condition of this Stock Pledge Agreement shall be deemed to have been waived nor shall there by any estoppel to enforce any provision of this Stock Pledge Agreement except by written instrument of the party charged with such waiver or estoppel. No amendment or modification of this Stock Pledge Agreement shall be deemed effective unless and until executed in writing by all of the parties hereto. No failure or delay by the Secured Party in exercising any right, power, or privilege hereunder shall operate as a waiver thereof, and no single or partial exercise thereof shall preclude any other or further exercise or the exercise of any other right, power, or privilege. All agreements and covenants contained herein are severable and in the event that any of them, or a portion thereof, shall be held to be invalid or unenforceable by any court of competent jurisdiction, this Stock Pledge Agreement shall be interpreted as if such invalid agreements or covenants, or such invalid or unenforceable portion, were not contained herein. In any action or proceeding brought to enforce or interpret any provision of this Stock Pledge Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.


              [The Remainder of This Page Intentionally Left Blank]





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PLEDGOR:                               SECURED PARTY:


Navation Inc.                          NextWave Telecom Inc.



By: /s/ ALLEN SALMASI                  By: /s/ FRANK A. CASSOU
   -----------------------------          --------------------------------
   Allen Salmasi                          Frank A. Cassou,
   Title: CEO                             Senior Vice President,
                                          Corporate Development





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